Exhibit 21.1

QUINTILES IMS HOLDINGS, INC.

SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction or State of Organization
Albatross Financial Solutions Limited	United Kingdom
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
AMIX S.a.r.l.	France
APPATURE, INC.	Washington
Asesorias IMS Health Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Battaerd Mansley Pty. Ltd.	Australia
Benefit Canada, Inc.	Quebec
Benefit Holding, Inc.	North Carolina
Biodesign Gmbh	Germany
BRI International Limited	United Kingdom
BUZZEOPDMA LLC	Delaware
Cambridge Pharma Consultancy Limited	United Kingdom
Cambridge Pharma Consultancy, Inc.	Delaware
CDS – Centre de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit (India) Services Private Company Limited	India
Cenduit LLC	Delaware
Cenduit Mauritius Holdings Company	Mauritius
Clinical Lab Minority Shareholder Limited	United Kingdom
Coordinated Management Holdings L.L.C.	Delaware
COORDINATED MANAGEMENT SYSTEMS, INC.	Delaware
CORE Center for Outcomes Research GmbH	Switzerland
CORE Holding GmbH	Switzerland
CRM Health Korea Ltd.	Korea
CSD Health Korea Ltd.	Korea
DATA NICHE ASSOCIATES, INC.	Illinois
Dataline Software Limited	United Kingdom
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribuidora Grafica e Mala Direta Ltda.	Brazil
Dimensions Healthcare LLC	Abu Dhabi
EA Institute, LLC	Delaware
Encore Health Resources, LLC	Texas
ENTERPRISE ASSOCIATES, LLC	Delaware
Forcea NV	Belgium
Global Crown Investment Limited	Hong Kong
Hospital Marketing Services Ltd.	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom
Iasist Portugal, Consultadoria na Área de Saúde, Unipessoal, LDA	Portugal
Iasist SAU Agencia en Chile	Chile
Iasist Sociedad Anonima Unipersonal	Spain
ICOMED Belgium, SA	Belgium
ICOMED S.a.r.l.	France
iGuard, Inc.	North Carolina
Impact RX, LLC	South Africa
IMS (GIBRALTAR) HOLDING LIMITED	Gibraltar
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS AB	Sweden
IMS Adriatic d.o.o. za konzalting	Croatia
IMS AG	Switzerland
IMS BERMUDA HOLDINGS LTD.	Bermuda

Subsidiary	Jurisdiction or State of Organization
IMS BERMUDA INVESTMENTS LTD.	Bermuda
IMS Bulgaria E.o.o.D.	Bulgaria
IMS CHINAMETRIK INCORPORATED	Delaware
IMS CHINAMETRIK LIMITED	Hong Kong
IMS Consulting Myanmar Company, Ltd.	Myanmar
IMS CONTRACTING & COMPLIANCE, INC.	Delaware
IMS GOVERNMENT SOLUTIONS, INC.	Delaware
IMS Health (Australia) Partnership	Australia
IMS Health (N.Z.) Limited	New Zealand
IMS Health (Pty.) Ltd.	South Africa
IMS Health a.s.	Czech Republic
IMS Health Analytics Services Private Limited	India
IMS Health Argentina S.A.	Argentina
IMS HEALTH ASIA PTE. LTD.	Singapore
IMS Health Australia Holding Pty. Ltd.	Australia
IMS Health Australia Pty. Ltd.	Australia
IMS Health B.V.	Netherlands
IMS Health Bangladesh Limited	Bangladesh
IMS Health Beteiligungs-gesellschaft mbH	Germany
IMS Health Bolivia S.R.L.	Bolivia
IMS HEALTH CANADA INC.	Canada
IMS HEALTH CAPITAL, INC.	Nevada
IMS Health Colombia S.A	Colombia
IMS Health Consulting bvba	Belgium
IMS Health Consulting Sp.z.o.o.	Poland
IMS Health Cyprus LTD	Cyprus
IMS Health de Venezuela C.A.	Venezuela
IMS Health Del Peru S.A.	Peru
IMS Health Deutschland GmbH	Germany
IMS Health Do Brasil Ltda.	Brazil
IMS Health Egypt Limited	Egypt
IMS Health Finance B.V.	Netherlands
IMS Health Finance UK I Limited	United Kingdom
IMS Health Finance UK II Ltd.	United Kingdom
IMS Health Finance UK III Ltd.	United Kingdom
IMS Health Finance UK V Ltd.	United Kingdom
IMS HEALTH FINANCE, INC.	Delaware
IMS Health Global Holdings UK Limited	United Kingdom
IMS Health GmbH	Switzerland
IMS Health GmbH & Co. OHG	Germany
IMS HEALTH GROUP LIMITED	United Kingdom
IMS Health Hellas Technology Solutions SA	Greece
IMS Health Holdings (Pty.) Ltd.	South Africa
IMS Health HQ Limited	United Kingdom
IMS Health II – Technology Solutions Lda.	Portugal
IMS HEALTH INDIA HOLDING CORPORATION	Delaware
IMS Health India Private Limited	India
IMS Health Information Solutions India Private Ltd.	India
IMS Health Information and Consulting Services India Private Limited	India
IMS Health Information Solutions (China) Co. Ltd.	China
IMS Health Information Solutions Argentina S.A.	Argentina
IMS Health Information Solutions Australia Pty. Ltd.	Australia
IMS Health Information Solutions France SAS	France
IMS Health Information Solutions GmbH	Austria
IMS Health Information Solutions Italy SRL	Italy
IMS Health Information Solutions Japan K.K.	Japan
IMS HEALTH KOREA LTD.	Korea
IMS Health Lanka (Private) Limited	Sri Lanka

Subsidiary	Jurisdiction or State of Organization
IMS Health Licensing Associates, L.L.C.	Delaware
IMS Health Limited	Ireland
IMS Health Limited	United Kingdom
IMS Health LLC	Russia
IMS Health Malaysia Sdn. Bhd.	Malaysia
IMS Health Norway A/S	Norway
IMS HEALTH OPERATIONS CENTER PHILIPPINES, INC.	Philippines
IMS Health Oy	Finland
IMS Health Pakistan (Private) Limited	Pakistan
IMS Health Paraguay SRL	Paraguay
IMS HEALTH PHILIPPINES, INC.	Philippines
IMS HEALTH PUERTO RICO INC.	Puerto Rico
IMS Health Regional Pte Ltd.	Singapore
IMS Health S.A.	Spain
IMS Health S.A.S.	France
IMS Health S.P.R.L.	Belgium
IMS Health S.r.l.	Italy
IMS Health Scottish L.P.	United Kingdom
IMS Health Services Ltd.	Hungary
IMS Health Soluçoes de Tecnologia do Brazil Ltda.	Brazil
IMS Health Sp.z.o.o.	Poland
IMS Health Support Montargis S.a.r.l.	France
IMS Health Surveys Limited	United Kingdom
IMS Health Sweden AB	Sweden
IMS HEALTH TAIWAN LTD.	Taiwan
IMS Health Technology Services Limited	United Kingdom
IMS Health Technology Solutions (China) Co. Ltd	China
IMS Health Technology Solutions Australia Pty. Ltd.	Australia
IMS Health Technology Solutions Colombia Ltda.	Colombia
IMS Health Technology Solutions Czech Republic SRO	Czech Republic
IMS Health Technology Solutions Denmark AS	Denmark
IMS Health Technology Solutions Egypt L.L.C.	Egypt
IMS Health Technology Solutions Finland OY	Finland
IMS Health Technology Solutions France SAS	France
IMS Health Technology Solutions Holdings AB	Sweden
IMS Health Technology Solutions Hungary Ltd.	Hungary
IMS Health Technology Solutions India Private Ltd.	India
IMS Health Technology Solutions Italy SRL	Italy
IMS Health Technology Solutions Japan K.K.	Japan
IMS Health Technology Solutions Kazakhstan, LLC	Kazakhstan
IMS Health Technology Solutions Norway AS	Norway
IMS Health Technology Solutions Poland SP. z.o.o.	Poland
IMS Health Technology Solutions Romania Srl	Romania
IMS Health Technology Solutions Russia LLC	Russia
IMS Health Technology Solutions Slovakia SRO	Slovak Republic
IMS Health Technology Solutions Sweden AB	Sweden
IMS Health Technology Solutions Ukraine LLC	Ukraine
IMS Health Technology TUNISIA	Tunisia
IMS Health Tibbi Istatistik Ticaret ve Musavirlik Ltd Sirketi	Turkey
IMS HEALTH TRADING CORPORATION	Delaware
IMS HEALTH TRANSPORTATION SERVICES CORPORATION	Delaware
IMS Health Tunisia sarl	Tunisia
IMS Health UK Investments Limited	United Kingdom
IMS Health Uruguay S.A.	Uruguay
IMS Health, LDA.	Portugal
IMS Holdings (U.K.) Limited	United Kingdom
IMS Hospital Group Limited	United Kingdom
IMS Informatics AG	Switzerland

Subsidiary	Jurisdiction or State of Organization
IMS Informatics Holding AG	Switzerland
IMS INFORMATION MEDICAL STATISTICS (ISRAEL) LTD.	Israel
IMS Information Medical Statistics Spol.s.r.o.	Slovak Republic
IMS Information Solutions Belgium SA	Belgium
IMS Information Solutions Medical Research Limited	United Kingdom
IMS Information Solutions UK Ltd.	United Kingdom
IMS JAPAN K.K.	Japan and Delaware
IMS Market Research Consulting (Shanghai) Co., Ltd.	China
IMS Medical Radar AB	Sweden
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Pharmaceutical Services Srl.	Romania
IMS Republica Dominicana, S.A.	Dominican Republic
IMS SERVICES, LLC	Delaware
IMS Services, pharmaceutical marketing services Ltd.	Slovenia
IMS Software GmbH	Germany
IMS SOFTWARE SERVICES LTD.	Delaware
IMS Technology Solutions UK Limited	United Kingdom
IMS Trading Management, Inc.	Delaware
IMSWorld Publications Limited	United Kingdom
Infopharm Ltd.	United Kingdom
Informations Medicales & Statistiques S.A.R.L.	Morocco
Innovex Merger Corp.	North Carolina
Innovex Saglik Hizmetleri Arastirma ve Danismanlik Ticaret Limited Sirketi	Turkey
Innovex Saglik Urunleri Pazarlame ve Hizmet Danismanlik Anonim Sirketi	Turkey
Institute of Medical Communications NCO	Russia
INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD. (DE)Delaware	Delaware
Intercontinental Medical Statistics Kenya Limited	Kenya
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IPP Technology Solutions Mexico S.A. de CV	Mexodi
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorie Novex Pharma Sarl	France
Laboratorio Commuq Pharma SLU	Spain
M&H Informatics (BD) LTD.	Bangladesh
MED-VANTAGE, INC.	Delaware
Mercados Y Analisis, S.A.	Spain
Mercurial Insights Holding Pty. Ltd.	Australia
Mercurial Insights Pty. Ltd.	Australia
Meridian Research Vietnam Ltd.	Vietnam
MG Recherche SARL	France
Nordisk Medicin Information AB	Sweden
Novella Clinical LLC	Delaware
Novella Clinical Resourcing, Ltd.	United Kingdom
Novella Clinical, Ltd.	United Kingdom
Novex Pharma GmbH	Germany
Novex Pharma Laboratio S.L.	Spain
Novex Pharma Limited	United Kingdom
Operaciones Centralizadas Latinoamericana Limitada	Chile
Outcome Sciences, LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharmadata s.r.o.	Slovak Republic
Pharmaforce, S.A. de C.V.	Mexico
PharmARC Consulting Services GmbH	Switzerland
PharmARC Inc.	New Jersey
Pharm-Consult Limited Liability Partnership	Kazakhstan
PR Editions S.A.S.	France

Subsidiary	Jurisdiction or State of Organization
PR International S.A.S.	France
Primeum IMS SAS	France
Privacy Analytics Inc.	Canada
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
PT IMS Health Indonesia	Indonesia
PT Quintiles Indonesia	Indonesia
Pygargus AB	Sweden
Q Squared Solutions (Beijing) Co., Ltd.	China
Q Squared Solutions (India) Private Limited	India
Q Squared Solutions (Quest) Limited	United Kingdom
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions (Shanghai) Co., Ltd.	China
Q Squared Solutions B.V.	Amsterdam
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Holdings B.V.	Amsterdam
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions KK	Japan
Q Squared Solutions Limited	United Kingdom
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Proprietary Limited	South Africa
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Quintiles (Thailand) Co., Ltd.	Thailand
Quintiles AB	Sweden
Quintiles AG	Switzerland
Quintiles Argentina S.A.	Argentina
Quintiles Asia Pacific Commercial Holdings, LLC	North Carolina
Quintiles Asia, Inc.	North Carolina
Quintiles Austria GmbH	Austria
Quintiles Belgium NV/SA	Belgium
Quintiles Belgrade d.o.o.	Serbia
Quintiles Benefit France SNC	France
Quintiles Benin Ltd.	Benin
Quintiles BioSciences Holdings, LLC	Delaware
Quintiles Brasil Ltda.	Brazil
Quintiles BT, Inc.	North Carolina
Quintiles Bulgaria EOOD	Bulgaria
Quintiles Canada, Inc.	Quebec
Quintiles Chile	Chile
Quintiles Clindata (Pty) Limited	South Africa
Quintiles Clindepharm (Pty.) Limited	South Africa
Quintiles Clinical and Commercial Nigeria Limited	Nigeria
Quintiles Colombia Ltda.	Colombia
Quintiles Comercial Brasil Ltda.	Brazil
Quintiles Commercial AB	Sweden
Quintiles Commercial APS	Denmark
Quintiles Commercial Europe Limited	United Kingdom
Quintiles Commercial Germany GmbH	Germany
Quintiles Commercial Italia S.r.l.	Italy
Quintiles Commercial Laboratorio S.L.	Spain
Quintiles Commercial Overseas Holdings Limited	United Kingdom
Quintiles Commercial Oy	Finland
Quintiles Commercial Portugal Unipessoal, Lda.	Portugal
Quintiles Commercial Rus	Russia

Subsidiary	Jurisdiction or State of Organization
Quintiles Commercial South Africa (Pty.) Limited	South Africa
Quintiles Commercial UK Limited	United Kingdom
Quintiles Commercial US, Inc.	Delaware
Quintiles Consulting, Inc.	North Carolina
Quintiles Costa Rica, S.A.	Costa Rica
Quintiles Czech Republic, s.r.o.	Czech Republic
Quintiles D.O.O. Beograd	Serbia
Quintiles Denmark	Denmark
Quintiles East Africa Limited	Kenya
Quintiles East Asia Pte. Ltd.	Singapore
Quintiles Eastern Holdings GmbH	Austria
Quintiles Egypt LLC	Egypt
Quintiles Enterprise Management (Shanghai) Co. Ltd.	China
Quintiles Estonia OU	Estonia
Quintiles European Holdings	United Kingdom
Quintiles Federated Services, Inc.	North Carolina
Quintiles Finance Sarl	Luxembourg
Quintiles Finance Uruguay S.r.L.	Uruguay
Quintiles Funding LLC	North Carolina
Quintiles Gesmbh	Austria
Quintiles GmbH	Germany
Quintiles Greece	Greece
Quintiles Guatemala, S.A.	Guatemala
Quintiles Holdings	United Kingdom
Quintiles Holdings S.a.r.l.	Luxembourg
Quintiles Holdings SNC	France
Quintiles Hong Kong Limited	Hong Kong
Quintiles Hungary Ltd.	Hungary
Quintiles IMS Holdings, Inc.	Delaware
QUINTILES IMS INCORPORATED	Delaware
Quintiles IMS Incorporated	Delaware
Quintiles Ireland Limited	Ireland
Quintiles Israel Ltd.	Israel
Quintiles Istanbul Saglik Hizmetleri Arastirma ve Danismanlik Limited Sirketi	Turkey
Quintiles Lanka (Private) Limited	Republic of Sri Lanka
Quintiles Latin America Inc.	Argentina
Quintiles Latin America, LLC	North Carolina
Quintiles Latvia SIA	Latvia
Quintiles Limited	United Kingdom
Quintiles Luxembourg—US	North Carolina
Quintiles Luxembourg European Holding S.a.r.l.	Luxembourg
Quintiles Luxembourg European Holding S.a.r.l.—US	North Carolina
Quintiles Luxembourg France Holdings Sarl	France
Quintiles Malaysia Sdn. Bhd.	Malaysia
Quintiles Market Intelligence LLC	North Carolina
Quintiles Mauritius Holdings, Inc.	Mauritius
Quintiles Medical Communications & Consulting, Inc.	New Jersey
Quintiles Medical Development (Dalian) Co. Ltd.	China
Quintiles Medical Development (Shanghai) Co., Ltd.	China
Quintiles Medical Education, Inc.	New York
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles Netherlands	Netherlands
Quintiles New Zealand	New Zealand
Quintiles Norway	Norway
Quintiles Novosibirsk	Russia
Quintiles OY	Finland
Quintiles Panama, Inc.	Panama
Quintiles Peru S.r.l.	Peru

Subsidiary	Jurisdiction or State of Organization
Quintiles Pharma Services Corp.	North Carolina
Quintiles Pharma, Inc.	North Carolina
Quintiles Phase One Clinical Trials India Private Limited	India
Quintiles Phase One Services, LLC	Kansas
Quintiles Philippines, Inc.	Philippines
Quintiles Poland Sp. Zoo	Poland
Quintiles Portugal	Portugal
Quintiles Pty Limited	Australia
Quintiles Puerto Rico, Inc.	Puerto Rico
Quintiles Research (India) Private Limited	India
Quintiles Romania S.R.L.	Romania
Quintiles Russia	Russia
Quintiles S.a.r.l.	Luxembourg
Quintiles S.a.r.L.—US	North Carolina
Quintiles S.L.	Spain
Quintiles Site Services, S.A.	Costa Rica
Quintiles Slovakia Services s.r.o.	Slovakia
Quintiles Slovakia, s. r. o.	Slovakia
Quintiles South Africa (Pty.) Limited	South Africa
Quintiles Srl	Italy
Quintiles St. Petersburg	Russia
Quintiles Staff Services Sp.A.	Italy
Quintiles Support Sarl	France
Quintiles Switzerland	Switzerland
Quintiles Switzerland Sarl	Switzerland
Quintiles Taiwan Limited	Taiwan
Quintiles Transfer, LLC	Delaware
Quintiles Transnational Japan K.K.	Japan
Quintiles Transnational Korea Co., Ltd	Korea
Quintiles Trustees Ltd.	United Kingdom
Quintiles UAB	Lithuania
Quintiles UK Holdings Limited	United Kingdom
Quintiles Ukraine	Ukraine
Quintiles Vietnam LLC	Viet Nam
Quintiles West Africa Limited	Ghana
Quintiles Zagreb d.o.o.	Croatia
Quintiles, Inc.	North Carolina
Rehfeld Solutions A/S	Denmark
Reportive SA	France
RMBC Pharma Ltd.	Russia
Rowfarma de Mexico S. de R.L. de C.V.	Mexico
RX India LLC	Delaware
Schwarzeck Verlag GmbH	Germany
Servicios Clinicos, S.A. de C.V.	Mexico
Shanghai IMS Market Research Co. Ltd.	China
Source Belgium sprl	Belgium
Spartan Leasing Corporation	Delaware
Suomen Lääkedata Oy	Finland
Targeted Molecular Diagnostics, LLC	Illinois
Temas Srl—Società Unipersonale	Italy
THE AMUNDSEN GROUP, INC.	Massachusetts
Transforce S.A. de C.V.	Mexico
UAB IMS Health	Lithuania
VALUEMEDICS RESEARCH, LLC	Delaware
VCG&A, Inc.	Massachusetts
VCG-Bio, Inc.	Delaware